UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 17, 2013

HARLAND CLARKE HOLDINGS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-133253	84-1696500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10931 Laureate Drive, San Antonio, Texas		78249
(Address of Principal Executive Offices)		(Zip Code)

(210) 697-8888

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On December 17, 2013, Harland Clarke Holdings Corp., a Delaware corporation (the “Company” or “Harland Clarke Holdings”), entered into an Agreement and Plan of Merger with V Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Acquisition Sub”), and Valassis Communications, Inc., a Delaware corporation (“Valassis”), pursuant to which Acquisition Sub will, on the terms and subject to the conditions set forth therein, conduct a tender offer for all of Valassis’ common stock and then merge with and into Valassis. The board of directors of Valassis has unanimously (i) determined that the merger agreement and the transactions contemplated by the merger agreement are fair to and in the best interests of Valassis and its stockholders, (ii) approved and declared advisable the merger agreement and the transactions contemplated thereby, including the tender offer and the merger, in accordance with the requirements of Delaware law and (iii) resolved to recommend that the stockholders of Valassis accept the tender offer and tender their shares to Acquisition Sub pursuant to the tender offer (as defined below). The board of directors of Harland Clarke Holdings has approved the tender offer and the merger.

The Offer and the Merger

Pursuant to the merger agreement, upon the terms and subject to the conditions thereof, Acquisition Sub will commence a tender offer, no later than January 8, 2013, to acquire all of the outstanding shares of common stock, $0.01 par value per share, of Valassis at a purchase price of $34.04 per share in cash (the “Offer Price”), subject to any required withholding of taxes. Subject to the satisfaction or waiver of certain conditions set forth in the merger agreement, Acquisition Sub will then merge with and into Valassis and Valassis will survive as a wholly-owned subsidiary of the Company. The merger will be governed by Section 251(h) of the General Corporation Law of the State of Delaware, with no stockholder vote required to consummate the merger. In the merger, each outstanding share of Valassis common stock, other than shares owned by stockholders who have validly exercised their appraisal rights under Delaware law, will be converted into the right to receive cash in an amount equal to the Offer Price, subject to any required withholding of taxes and without interest.

Conditions to the Offer and the Merger

The tender offer is subject to customary conditions, including, among other things, (i) the absence of a termination of the merger agreement in accordance with its terms, (ii) that the number of shares of Valassis common stock validly tendered in accordance with the terms of the Offer and not validly withdrawn, together with any shares of Valassis common stock then owned by Parent or Acquisition Sub, shall equal at least a majority of the outstanding shares of Valassis common stock on a fully diluted basis, (iii) that any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder, shall have expired or otherwise been terminated, (iv) that no governmental authority shall have enacted any law or order which makes the tender offer or the merger illegal or otherwise prohibits the consummation of the tender offer or the merger and (v) that the marketing period for the acquisition financing, which generally is a period of 25 days throughout which the other conditions are satisfied and certain financial information has been received from Valassis, has been completed. The tender offer also is subject to other customary conditions for a transaction of this nature.

The merger is subject to the following closing conditions: (i) Acquisition Sub having accepted for payment all shares of Valassis common stock validly tendered and not withdrawn in the tender offer and (ii) no governmental authority having enacted any law or order which makes the merger illegal or otherwise prohibits the consummation of the merger.

Representations and Warranties; Covenants

Valassis has made customary representations and warranties to Harland Clarke Holdings and Acquisition Sub in the merger agreement. Valassis has also agreed to customary covenants, including, among other things, covenants (i) not to solicit alternative proposals from third parties for a transaction with respect to Valassis and (ii) to conduct its business in the ordinary course during the period between the execution of the merger agreement and the closing of the merger.

Each of Harland Clarke Holdings and Acquisition Sub has made customary representations and warranties to Valassis in the merger agreement. In addition, the merger agreement contains customary covenants of Harland Clarke Holdings and Acquisition Sub, including, among other things, a covenant of Harland Clarke Holdings to use its reasonable best efforts to obtain the proceeds of the debt financing required to consummate the transactions.

Termination and Termination Fees

The merger agreement contains certain customary termination rights for both Harland Clarke Holdings and Valassis, including, among others, for failure to consummate the merger on or before June 16, 2014. Upon termination of the merger agreement under specified circumstances, including a termination by Valassis to enter into an agreement for an alternative transaction pursuant to a “superior proposal,” Valassis has agreed to pay Harland Clarke Holdings a termination fee of $55 million. The merger agreement also provides that Harland Clarke Holdings will be required to pay Valassis a reverse termination fee of $90 million if Valassis terminates the merger agreement under certain circumstances, including based on the failure of Harland Clarke Holdings to consummate the tender offer or merger as a result of the full amount of the debt financing contemplated by the Commitment Letter (as discussed below) failing to be funded.

The foregoing summary of the merger agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the merger agreement furnished herewith as Exhibit 2.1, which is incorporated herein by reference.

The merger agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Harland Clarke Holdings, Acquisition Sub or Valassis, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the merger. The merger agreement contains representations and warranties that are the product of negotiations among the parties thereto and the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered in connection with the merger agreement. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Item 8.01.	Other Events.

Commitment Letter

In connection with the merger agreement, Harland Clarke Holdings entered into a debt commitment letter, dated as of December 17, 2013 (the “commitment letter”), with Credit Suisse Securities (USA) LLC, Credit Suisse AG, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. (collectively, the “Banks”), pursuant to which, among other things, the Banks have committed to provide or arrange, subject to the terms and conditions of the commitment letter:

•	$70 million of incremental borrowing capacity under the Company’s existing revolving credit facility if certain amendments to such facility become effective prior to the closing of the merger;

•	$150 million of borrowing capacity under a new senior secured revolving credit facility if the proposed amendments to the existing revolving credit facility do not become effective prior to the closing of the merger;

•	$500 million of incremental loans under the Company’s existing term loan facility if certain amendments to such facility become effective prior to the closing of the merger;

•	$250 million of incremental loans under the Company’s existing term loan facility if the proposed amendments to the existing term loan facility do not become effective prior to the closing of the merger;

•	at the Company’s option, up to $275 million in senior secured increasing rate bridge loans, if and to the extent that (i) the proposed amendments to the existing term loan facility have become effective prior to the closing of the merger and (ii) the Company raises less than $275 million in gross cash proceeds in a private placement of senior secured notes;

•	at the Company’s option, up to $525 million in senior secured increasing rate bridge loans, if and to the extent that (i) the proposed amendments to the existing term loan facility have not become effective prior to the closing of the merger and (ii) the Company raises less than $525 million in gross cash proceeds in a private placement of senior secured notes; and

•	at the Company’s option, up to $590 million in senior unsecured increasing rate bridge loans, if and to the extent that the Company raises less than $590 million in gross cash proceeds in a private placement of senior unsecured notes.

The commitment letter also provides for the refinancing or repayment of certain other indebtedness of the Company and of Valassis.

Press Release

On December 18, 2013, Harland Clarke Holdings and Valassis issued a joint press release announcing the execution of the merger agreement described above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Notice to Investors

This current report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities. The tender offer for the outstanding shares of Valassis common stock described in this current report on Form 8-K has not yet commenced. At the time the planned offer is commenced a wholly-owned subsidiary of Harland Clarke Holdings Corp. will file a tender offer statement on Schedule TO with the Securities and Exchange Commission and Valassis will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the planned offer. THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. Those materials will be made available to Valassis security holders at no expense to them. In addition, all of those materials (and all other offer documents filed with the SEC) will be available at no charge on the SEC’s Web site: www.sec.gov.

Forward Looking Statements

Statements in this document that are not strictly historical, including statements regarding the proposed acquisition, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined businesses and any other statements regarding events or developments that the Company believes or anticipates will or may occur in the future, may be “forward-looking” statements within the meaning of the federal securities laws, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: general economic conditions and conditions affecting the industries in which Harland Clarke Holdings Corp. and Valassis operate; the uncertainty of regulatory approvals; the parties’ ability to satisfy the tender offer and merger agreement conditions and consummate the tender offer and the merger; the availability of financing, including the financing contemplated by the debt commitment letter, on attractive terms or at all; Harland Clarke Holdings Corp.’s ability to successfully integrate Valassis’

operations and employees with Harland Clarke Holdings Corp.’s existing business; the ability to realize anticipated growth, synergies and cost savings; and Valassis’ performance and maintenance of important business relationships. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Harland Clarke Holdings Corp.’s SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2013, June 30, 2013 and September 30, 2013 as well as Valassis’ SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2013, June 30, 2013 and September 30, 2013. The forward-looking statements made herein speak only as of the date of this current report on Form 8-K and none of Harland Clarke Holdings Corp., Valassis or any of their respective affiliates assumes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of December 17, 2013, by and among Harland Clarke Holdings Corp., V Acquisition Sub, Inc. and Valassis Communications, Inc. (Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the Securities and Exchange Commission upon request any omitted schedule or exhibit to the Agreement and Plan of Merger.)

99.1	Press Release dated December 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARLAND CLARKE HOLDINGS CORP.

Date: December 18, 2013	By:	/s/ Martin Wexler
Martin Wexler
Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of December 17, 2013, by and among Harland Clarke Holdings Corp., V Acquisition Sub, Inc. and Valassis Communications, Inc.

99.1	Press Release dated December 18, 2013